UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2007 (July 9, 2007)
     The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)

Ohio	1-13292	31-1414921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14111 Scottslawn Road, Marysville, Ohio 43041

(Address of principal executive offices) (Zip Code)
(937) 644-0011

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On July 9, 2007, The Scotts Miracle-Gro Company (the “Registrant”) issued a press release providing earnings guidance for the third quarter (which ended June 30, 2007) and updates to the full-year fiscal 2007 outlook. A copy of the press release issued by the Registrant on July 9, 2007 is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
     Not applicable.
(b) Pro forma financial information:
     Not applicable.
(c) Shell company transactions:
     Not applicable.
(d) Exhibits:

Exhibit No.	Description	Location

99.1	Press Release issued by The Scotts Miracle-Gro Company on July 9, 2007	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: July 9, 2007	By:	/s/ David C. Evans

Printed Name: David C. Evans
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated July 9, 2007
The Scotts Miracle-Gro Company

Exhibit No.	Description	Location

99.1	Press Release issued by The Scotts Miracle-Gro Company on July 9, 2007	Filed herewith